POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED DECEMBER 18, 2013 TO THE
PROSPECTUS DATED MARCH 1, 2013 OF:

PowerShares KBW Bank Portfolio

PowerShares KBW Regional Banking Portfolio

PowerShares KBW Capital Markets Portfolio

PowerShares KBW Insurance Portfolio

PowerShares KBW Premium Yield Equity REIT Portfolio

PowerShares KBW High Dividend Yield Financial Portfolio

PowerShares KBW International Financial Portfolio

PowerShares KBW Property & Casualty Insurance Portfolio

PowerShares S&P 500® High Beta Portfolio

PowerShares S&P 500® Low Volatility Portfolio

PowerShares S&P 500® High Dividend Portfolio

PowerShares S&P International Developed Low Volatility Portfolio

PowerShares S&P Emerging Markets Low Volatility Portfolio

PowerShares S&P International Developed High Beta Portfolio

PowerShares S&P Emerging Markets High Beta Portfolio

PowerShares DWA SmallCap Momentum Portfolio

At a meeting held on December 17, 2013, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust II approved the termination and winding down of the PowerShares KBW International Financial Portfolio (Ticker: KBWX) (the "Fund"), with the liquidation payment to shareholders expected to take place on or about February 25, 2014.

After the close of business on February 10, 2014, the Fund no longer will accept creation orders. The last day of trading in the Fund on NYSE Arca, Inc. ("NYSE Arca") will be February 18, 2014. Shareholders should be aware that while the Fund is preparing to liquidate, it will not be pursuing its stated investment objective or engaging in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders.

Shareholders may sell their holdings of the Fund on NYSE Arca until market close on February 18, 2014, and may incur typical transaction fees from their broker-dealer. The Fund's shares will no longer trade on NYSE Arca after market close on February 18, 2014, and the shares will be subsequently delisted. Shareholders who do not sell their shares of the Fund before the market close on February 18, 2014 will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, in the cash portion of their brokerage accounts, on or about February 25, 2014.

Shareholders generally will recognize a capital gain or loss equal to the amount received for their shares over their adjusted basis in such shares.

Shareholders should call the Fund's distributor, Invesco Distributors, Inc., at 1-800-983-0903 for additional information.

Please Retain This Supplement For Future Reference.

P-PS-PRO-12 SUP-4 121813